Filed Pursuant to Rule 497(e)
Registration No. 33-06502

SUNAMERICA INCOME FUNDS

SunAmerica GNMA Fund

(the “Target Fund”)

Supplement dated June 5, 2014, to the Target Fund’s Prospectus dated August 1, 2013, as amended

The Board of Trustees of SunAmerica Income Funds (the “Trust”), on behalf of the Target Fund, a series of the Trust, has determined that it is in the best interests of the Target Fund and its respective shareholders to reorganize the Target Fund into the SunAmerica U.S. Government Securities Fund (the “Acquiring Fund”), a series of the Trust, subject to shareholder approval. The transaction is referred to herein as the Reorganization.

Pursuant to the proposed Reorganization, all of the Target Fund’s assets and liabilities will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Target Fund’s shareholders approve the proposed Reorganization, the Target Fund’s Class A, Class B, and Class C shareholders will receive Class A, Class B, and Class C shares, respectively, of the Acquiring Fund.

If the Reorganization is approved, the Target Fund’s shareholders will receive shares of the Acquiring Fund with a total value equal to the total value of their shares of the Target Fund on the date of the merger, after which the Target Fund will cease operations. On or about September 26, 2014, the Target Fund expects to convene a special meeting of the Target Fund’s shareholders. Shareholders of record on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the Reorganization in greater detail.

Until the Reorganization is completed, shares of the Target Fund will continue to be sold and reinvestment of dividends and distributions into shares of the Target Fund will continue, unless the shareholder has elected to receive dividends and distributions in cash. Shares of the Target Fund purchased after the record date set for the special meeting of shareholders of the Target Fund will not have the right to vote at such special meeting. The Target Fund’s shareholders may continue to purchase or redeem the Target Fund’s shares, as described in the Target Fund’s Prospectus, before the closing of the proposed Reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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